Fees Summary	Oct. 03, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	190,955.10
Total Transaction Valuation	1,382,730,624.27
Total Offset Amount	0.00
Net Fee	$ 190,955.10